                                                                EXHIBIT 10(ah)


                       RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

                                      -------------

                             BALBOA LIFE INSURANCE COMPANY

                                      -------------

                                BALBOA INSURANCE COMPANY



                                                        January 25, 1995

Hunt Valve Company, Inc.
1913 E. State Street
Salem, Ohio  44460

Re:  NOTE AGREEMENT

Gentlemen:

   Reference is made to the Note Agreement, dated as of August 15, 1991, among Hunt Valve Company, Inc. (the "Company"), Rhode Island Hospital Trust National Bank, as Trustee for the Textron Collective Investment Trust B ("RIHT"), Balboa Life ("Balboa"; RIHT, Balboa Life and Balboa collectively referred to as the "Purchasers"), as amended by the First Amendment, dated as of March 31, 1993 but effective as of September 30, 1992, and by the Second Amendment, dated as of July 30, 1993 but effective as of September 30, 1992 (as so amended, the "Note Agreement"). Capitalized terms used but not defined herein have the meanings given to them in the Note Agreement.

   In connection therewith, the Company has advised the Purchasers that the Company desires to extend the expiration date of its secured revolving credit facility (the "LaSalle Facility") with LaSalle Business Credit, Inc. (f/k/a StanChart Business Credit, Inc.) ("LaSalle") from January 27, 1995 to February 27, 1995. The Company has further advised the Purchasers that the Company's request for LaSalle's agreement to such extension is

Hunt Valve Company, Inc.
January 25, 1995
Page Two


conditioned on the extension of the due date for the Company's $1,000,000 required (mandatory) principal prepayment to the Purchasers under the terms of the Note Agreement from January 31, 1995 to March 3, 1995.

   The Purchasers hereby advise the Company as follows:

   1. Notwithstanding any provision to the contrary in the Intercreditor Agreement, dated as of September 27, 1991, between the Purchasers and LaSalle, the Purchasers hereby consent to the extension by the Company and LaSalle of the expiration date of the LaSalle Facility, and the extension of the due date of the Company's principal and other Obligations (as defined in the LaSalle Facility) pursuant to such extension of the expiration date, from January 27, 1995 to February 27, 1995.

   2. The Purchasers hereby agree that Section 2.1 of the Note Agreement is amended to provide that the due date for the required prepayment of $1,000,000 with respect to the Notes, previously extended to January 31, 1995, is further extended to March 3, 1995.

   3. The Purchasers hereby agree that Section 2.4 of the Note Agreement is amended as follows: (a) the current reference to January 31, 1995, is hereby changed to "March 3, 1995" and (b) the current reference to "February 3, 1994", is hereby changed to "March 6, 1995."

   4. The provisions of this letter are limited as specified and shall not constitute a modification or waiver of any other provision of the Note Agreement.

                                        Very truly yours,


                                        RHODE ISLAND HOSPITAL TRUST
                                        NATIONAL BANK, as Trustee for the
                                        Textron Collective Investment
                                        Trust B


                                        By: /s/ David E. Makin
                                        Title: Assistant Vice President

Hunt Valve Company, Inc.
January 25, 1995
Page Three


                                        BALBOA LIFE INSURANCE COMPANY


                                        By: /s/ Lawrence G. Knowles, Jr.
                                        Title: 2nd Vice President-Investments


                                        BALBOA INSURANCE COMPANY


                                        By: /s/ Lawrence G. Knowles, Jr.
                                        Title: 2nd Vice President-Investments

AGREED AND CONSENTED TO:

HUNT VALVE COMPANY


By: /s/ Robert V. Silva
Title: Chairman & CEO


PARAGRAPH 2 ABOVE HEREBY IS
  CONSENTED TO:


LASALLE BUSINESS CREDIT, INC.


By: /s/ William A. Stapel
Title: Vice President